UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020 (November 13, 2020)

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
5.250% Senior Notes due 2026	GM/26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 18, 2020, General Motors Financial Company, Inc. (the “Company”) closed the public offering of $750,000,000 aggregate principal amount of its floating rate notes due 2023 (the “Notes”) pursuant to an underwriting agreement, dated November 13, 2020 (the “Underwriting Agreement”), by and between the Company and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Notes were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-235468) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2019 and became automatically effective. A prospectus supplement, dated November 13, 2020, relating to the Notes and supplementing the prospectus dated December 12, 2019, was filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Company estimates that the net proceeds of the offering of the Notes were approximately $747 million, after deducting the Underwriters’ discounts and the estimated expenses of the offering. The net proceeds from the offering of the Notes will be added to the Company’s general funds and will be available for general corporate purposes.

The Notes were issued as a separate series of debt securities pursuant to an indenture, dated October 13, 2015 (as amended or supplemented to the date hereof, the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the fortieth supplemental indenture thereto, dated November 18, 2020, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) governing the Notes.

The Notes are the Company’s unsecured senior obligations. The Notes will rank senior in right of payment to all of the Company’s existing and future indebtedness and other obligations that are expressly subordinated in right of payment to the Notes; pari passu in right of payment with all of the Company’s existing and future indebtedness that is not so subordinated, including, without limitation, the Company’s other senior notes; effectively junior to any of the Company’s secured indebtedness and other secured obligations to the extent of the assets securing such indebtedness or other secured obligations; and effectively junior to any liabilities of the Company’s subsidiaries.

The Notes will bear interest at a floating rate, reset quarterly, equal to the compounded secured overnight financing rate plus 1.200%. The Company will pay interest on the Notes quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing on February 17, 2021. The Notes will mature on November 17, 2023.

Interest will accrue on the Notes from November 18, 2020.

The Company may not redeem the Notes prior to maturity.

The Indenture contains covenants, among others, that limit the Company’s ability to sell all or substantially all of its or its subsidiaries’ assets or merge or consolidate with or into other companies, and that prohibit the Company and certain of its subsidiaries from granting liens to other creditors, unless the Notes are secured on an equal and ratable basis with the obligations so secured.

The Indenture provides for customary events of default, including nonpayment, failure to comply with covenants or other agreements in the Indenture and certain events of bankruptcy or insolvency. If an event of default occurs and continues with respect to a series of Notes, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes of such series may declare the entire principal amount of all the Notes of such series to be due and payable immediately (except that if such event of default is caused by certain events of bankruptcy or insolvency, the entire principal of the Notes will become due and payable immediately without further action or notice).

The foregoing descriptions are brief summaries of the Underwriting Agreement, the Indenture and the Notes, and do not purport to be complete statements of the parties’ rights and obligations thereunder. The foregoing descriptions are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the form of the Notes, copies of which are attached as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The legal opinion of Latham & Watkins LLP related to the offering of the Notes pursuant to the Registration Statement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2020, by and between General Motors Financial Company, Inc. and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein, in connection with the offer and sale of $750,000,000 aggregate principal amount of General Motors Financial Company, Inc.’s Floating Rate Notes due 2023.

4.1	Base Indenture, dated October 13, 2015, between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated October 13, 2015, and incorporated by reference herein.

4.2	Fortieth Supplemental Indenture, dated November 18, 2020, between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, with respect to General Motors Financial Company, Inc.’s Floating Rate Notes due 2023.

4.3	Form of Global Note for General Motors Financial Company, Inc.’s Floating Rate Notes due 2023 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: November 18, 2020	By:	/s/ Susan B. Sheffield
Susan B. Sheffield
Executive Vice President and Chief Financial Officer